Net income (loss) per share	12 Months Ended
Dec. 31, 2023
Earnings Per Share [Abstract]
Net income (loss) per share
Note 14. Net (loss) income per share
The following table sets forth the computation of basic losses and earnings per share:

	Year Ended December 31,
	2023	2022	2021
Numerator:
Net (loss) income	$(81,100)	$120,805	$71,396
Basic net income attributable to Restricted sponsor shares	—	4,694	963
Basic net (loss) income attributable to Ordinary shareholders	(81,100)	116,111	70,433

Denominator:
Weighted average number of Ordinary shares used in computing basic net (loss) income per share	190,154,549	182,693,375	144,002,394
Basic net (loss) income per share of Ordinary shareholders	$(0.43)	$0.64	$0.49
Weighted average number of Ordinary shares used in computing diluted net (loss) income per share	190,154,549	195,393,558	161,538,579
Diluted net (loss) income per share of Ordinary shareholders	$(0.43)	$0.59	$0.44

Shareholders’ equity (deficiency)
Note 13. Shareholders’ equity (deficiency)
a.Stock Split
On August 30, 2021, the Company’s board of directors approved a 1:1.0422 reverse stock split. As a result, all ordinary shares, Preferred Shares, options for ordinary shares, restricted share units,exercise price and net income (loss) per share amounts were adjusted retroactively for all periods presented in these condensed consolidated financial statements as if the stock split and change in par value had been in effect as of the date of these condensed consolidated interim financial statements.
b.Ordinary Shares
As of December 31, 2023 and 2022, the Company was authorized to issue 3,454,112,863 shares of par value NIS 0.00001 per share ordinary share. The voting, dividend and liquidation rights of the holders of the Company’s common share is subject to and qualified by the rights, powers and preferences of the holders of the preferred shares as set forth below.
Common share confers upon its holders the following rights:
i.The right to participate and vote in the Company’s general meetings. Each share will entitle its holder, when attending and participating in the voting to one vote;
ii.Dividends or Distribution shall be paid or be made to the holders of Ordinary Shares, shall be in an amount equal the product of the dividend or distribution payable or made on each ordinary share determined as if all preferred shares had been converted into ordinary shares and the number of ordinary shares issuable upon conversion of such preferred share, in each case calculated on the record date for determination of holders entitled to receive such dividend or distribution; and
iii.The right to a share in the distribution of the Company’s excess assets upon liquidation pro rata to the par value of the share held by them.

c.Redeemable Convertible Preferred shares rights
On June 17, 2019, the Company issued 39,779,261 Convertible Preferred shares for $2.765 per share (the “Original Issue Price”) for the total consideration of $101,205 (net of issuance costs).
On June 17, 2019, IGP Saferworld Limited Partnership (hereinafter: “IGP”), an investment vehicle of IGP Capital, a venture capital firm based in Israel, invested $110 million in the Company, in exchange for the Company’s redeemable convertible preferred shares, representing 24.4% of the Company’s outstanding ordinary and preferred shares (see also Note 1b and Note 13b). Following the IGP investment, the Company paid to its employees compensation in the amount of $4,034 includes in other expenses in the consolidated statements of operations and comprehensive income (loss).
On August 30, 2021, immediately before the consummation of the Merger with TWC, the Company’s Preferred Shares were converted into Ordinary Shares.

d.Option Plan, RSU’s and PSU’s:
On August 5, 2021, the Company adopted the 2021 Share Inventive Plan (the “2021 Share Incentive Plan). The 2021 Share Incentive Plan provides for the grant of share options (including incentive share options and non-qualified share options), ordinary shares, RSUs, PSUs, and other share-based awards.
The maximum aggregate number of shares that may be issued pursuant to awards under this 2021 Plan is 37,653,880. Out of which 12,435,797 were granted as of December 31, 2023.
As of December 31, 2023 the aggregate amount of options, RSUs and PSUs outstanding is 23,888,325.
A summary of the Company’s option activity and related information is as follows:

	Number of options	Weighted- average exercise price	Weighted- average remaining contractual term (in years)
Outstanding at December 31, 2022	20,457,660	$2.99	6.39
Granted	3,222,786	6.44
Exercised	7,391,891	2.58
Forfeited	560,379	4.67
Outstanding at December 31, 2023	15,728,176	$3.83	6.23
Exercisable at December 31, 2023	11,441,966	$3.07	5.25
The weighted average fair values at grant date of options granted for the year ended December 31, 2023, 2022 and 2021were $3.59, $2.86 and $5.04 per share, respectively.
The total intrinsic value of options exercised during the years 2023, 2022 and 2021, was $33,237, $12,116, and $8,547, respectively.
The aggregate intrinsic value of the outstanding options at December 31, 2023, 2022 and 2021, represents the amount of 15,728,176, 18,121,448 and 25,440,041, respectively, outstanding options that are in-the-money as of such dates. The remaining 2,336,212 and 47,856 outstanding options are out-of-the-money as of December 31, 2022 and 2021, respectively, and their intrinsic value was considered as zero.
A summary of the Company’s RSUs and PSUs activity is as follows:

December 31, 2023
Number of RSUs
Unvested at beginning of year	6,391,352
Granted	5,850,513
Vested	2,216,312
Forfeited	1,865,404
Unvested, at end of year	8,160,149
The weighted average fair value at grant date of RSUs and PSUs granted for the year ended December 31, 2023, 2022 and 2021 was $5.75, $6.02 and $8.27 respectively.
The total aggregate fair value of shares vested during the years 2023, 2022 and 2021 was $13,805, $3,025 and $927 respectively.
As of December 31, 2023, the Company had approximately $52,917 of unrecognized compensation expense related to non-vested shares options, non-vested RSU’s and non-vested PSU’s expected to be recognized over a weighted average period of 2.95 years.
e.2021 Employee Share Purchase Plan:
On August 5, 2021, the Company adopted the 2021 Employee Share Purchase Plan (“ESPP”).
The aggregate number of Shares that may be issued pursuant to rights granted under the ESPP shall be 1,871,687 Shares. In addition, on the first day of each calendar year beginning on January 1, 2023 and ending on and including January 1, 2033, the number of Shares available for issuance under the Plan shall be increased by that number of Shares equal to the lesser of (a) 1.0% of the Shares outstanding on the last day of the immediately preceding calendar year, as determined on a fully diluted basis, and (b) such smaller number of Shares as may be determined by the Board. If any right granted under the ESPP shall for any reason terminate without having been exercised, the Shares not purchased under such right shall again become available for issuance under the ESPP.
As of December 31, 2023 and 2022, 587,579 and 290,053 ordinary shares had been issued under the ESPP. The ESPP is compensatory and, as such, results in recognition of compensation cost.
f.Share based compensation expenses related to the consolidated statements of operations recognized were comprised as follows:

	Year Ended December 31,
	2023	2022	2021
Cost of revenues	$1,733	$1,283	$290
Research and development	4,673	2,974	1,076
Sales and marketing	6,478	5,041	2,332
General and administrative	6,114	4,410	2,782
	$18,998	$13,708	$6,480